*** Portions of this exhibit are considered confidential by the registrant and have been omitted from this filing and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

      First Amendment (this "AMENDMENT") dated as of November 19, 2001 to Credit and Guaranty Agreement (the "AGREEMENT") dated as of May 31, 2001 among GN Great Nordic A/S as Lender ("LENDER"), Sonus-USA, Inc. as Borrower ("BORROWER") and Sonus Corp. as Guarantor ("GUARANTOR"; together, Borrower and Guarantor are collectively, the "OBLIGORS").

                          WITNESSETH:

      WHEREAS, the Lender and the Obligors desire to amend the Agreement as provided herein.

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms. (a) Capitalized terms used but not defined in this Amendment have the meanings set forth in the Agreement.

      (b) Section 1.01 of the Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

            "FIRST AMENDMENT" means the First Amendment to Credit and Guaranty Agreement dated as of November 19, 2001 among the Lender, the Borrower and Sonus Corp.

      SECTION 2. Amendment to the definition of EBITDA. (a) The definition of "EBITDA" contained in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

      "EBITDA" means, for any period, the consolidated net income of Sonus Corp. and its consolidated subsidiaries for such period, plus, to the extent deducted in determining consolidated net income for such period, depreciation, interest, amortization and income taxes, determined in accordance with GAAP eliminating (i) all intercompany items, (ii) all earnings attributable to equity interests in Persons that are not consolidated subsidiaries unless actually received in cash by Sonus Corp. or a consolidated subsidiary, (iii) all income arising from the forgiveness, adjustment, or negotiated settlement of any indebtedness,
      (iv) any extraordinary items of income or expense (including gains and losses from asset sales), (v) any increase or decrease in income arising from any change in Sonus Corp.'s method of accounting, (vi) any interest income and (vii) for any period including any quarter ended during the fiscal year ended July 31, 2001, any items of income or expense contained in Schedule I to the First Amendment to the extent such items were recorded in such quarter.

      SECTION 3. Effectiveness. This Amendment shall be effective as soon as counterparts hereof have been executed and delivered by the Lender and the Obligors.

      SECTION 4. Effect of Amendment. Except as amended hereby, the Agreement shall remain unchanged and effective as of May 31, 2001. The Agreement as amended hereby shall continue in full force and effect.

      SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 6. Counterparts. This Amendment may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                    SONUS-USA, INC., as
                                    Borrower


                                    By: /s/ Mark Richards
                                        --------------------------
                                        Name: Mark Richards
                                        Title: Chief Financial Officer


                                    SONUS CORP., as Guarantor


                                    By: /s/ Mark Richards
                                        --------------------------
                                        Name: Mark Richards
                                        Title: Chief Financial Officer


                                    GN GREAT NORDIC A/S, as Lender


                                    By: /s/ Jens Oue Olsen
                                        --------------------------
                                        Name:Jens Oue Olsen
                                        Title: Chief Financial Officer and
                                               Executive Vice President

                                   GN GREAT NORDIC A/S, as Lender


                                   By: /s/ Jirn Kildegaard
                                       ---------------------------
                                       Name: Jirn Kildegaard
                                       Title: Chief Executive Officer and
                                              President

                                   SCHEDULE I
                                       TO
                FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

    ELIMINATIONS FOR THE PURPOSE OF CLAUSE (VII) OF THE DEFINITION OF EBITDA

Product Revenue:
***                                                 173,516

Network Revenue:
***                                                 203,089
***                                                 440,251
Accrue ***% commission for GN                        87,564
Accrue ***                                          103,100
                                                    -------
                                                    834,004
                                                    =======

Cost of Sales One Time Adjustments:
***                                                  58,954
***                                                 190,302
Accrue for portion of differences between
  ***                                               617,360
                                                    -------
                                                    866,616
                                                    =======

Corp G & A - Personnel
Accrue for severance and relocation                 199,333
                                                    =======

Corp G & A - Other
***                                               3,630,000
***                                                 160,400
                                                    -------
                                                  3,790,400
                                                  =========

Other:
Write off Goodwill of 7 clinics                      55,000
                                                  =========


                                                  5,918,869

*** Confidential portions omitted pursuant to a request for confidential treatment